UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2024
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23andMe Holding Co.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39587	87-1240344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
349 Oyster Point Boulevard
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 938-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On August 8, 2024, 23andMe Holding Co. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended June 30, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth under this “Item 2.02. Results of Operations and Financial Condition” (including the exhibit thereto) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2024, Bill Richards, the Head of Therapeutics Discovery, and a named executive officer of the Company, tendered his resignation to the Company. Mr. Richards will resign from any and all positions held at the Company and/or its subsidiaries effective August 23, 2024 (the “Resignation Effective Date”). In connection therewith, on August 6, 2024, the Compensation Committee of the Board of Directors of the Company approved the provision of the following severance benefits to Mr. Richards:
•    a lump sum payment of $253,500 (equivalent to six months of base salary), subject to applicable withholding;
•    continued healthcare benefits through COBRA for the six-month period following the Resignation Effective Date; and
•    an acceleration of vesting of 90,265 restricted stock units (“RSUs”), which represents the number of RSUs that would have vested in the six-month period following the Resignation Effective Date had Mr. Richards remained employed by the Company.

Item 8.01 Other Events.
On August 1, 2024, the Board of Directors of the Company determined that it was in the best interests of the Company and its stockholders to cease operations of the Therapeutics Discovery portion of the Company’s Therapeutics business, effective August 9, 2024 (the “Therapeutics Discovery Effective Date”). As a result, the Company terminated 30 employees; these employees were notified on August 6, 2024. The Company does not expect this event will have a material impact on its consolidated financial statements.
Therapeutics Discovery operates within the Company’s Therapeutics segment. Following the Therapeutics Discovery Effective Date, the Therapeutics segment will consist solely of the Company’s Therapeutics Development business, which is not affected by this event, and will continue to work towards progressing the Company’s two programs currently in clinical development.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description of Exhibit

99.1	23andMe Holding Co. Press Release, dated August 8, 2024

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

23ANDME HOLDING CO.

Date:	August 8, 2024	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage Interim Chief Financial and Accounting Officer